CAMDEN PROPERTY TRUST ANNOUNCES THIRD QUARTER 2023 OPERATING RESULTS

Houston, Texas (October 26, 2023) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and nine months ended September 30, 2023. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), Core Funds from Operations ("Core FFO"), and Core Adjusted Funds from Operations (“Core AFFO”) for the three and nine months ended September 30, 2023 are detailed below. A reconciliation of EPS to FFO, Core FFO, and Core AFFO is included in the financial tables accompanying this press release.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Per Diluted Share	2023	2022	2023	2022
EPS	$0.44	$0.27	$1.66	$5.62
FFO	$1.73	$1.70	$5.06	$4.85
Core FFO	$1.73	$1.69	$5.09	$4.78
Core AFFO	$1.49	$1.45	$4.50	$4.22

	Three Months Ended	3Q23 Guidance	3Q23 Guidance
Per Diluted Share	September 30, 2023	Midpoint	Variance
EPS	$0.44	$0.43	$0.01
FFO	$1.73	$1.73	$0.00
Core FFO	$1.73	$1.73	$0.00

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	3Q23 vs. 3Q22	3Q23 vs. 2Q23	2023 vs. 2022
Revenues	4.1%	1.2%	6.0%
Expenses	5.3%	2.2%	6.3%
Net Operating Income ("NOI")	3.5%	0.6%	5.9%

Same Property Results	3Q23	3Q22	2Q23
Occupancy	95.6%	96.6%	95.4%

“Overall, our third quarter 2023 performance was in line with our expectations,” said Richard J. Campo, Camden’s Chairman and CEO. “Recent trends in September and October reflect stronger seasonality than we have experienced over the past few years. We are adjusting our full-year 2023 outlook for higher delinquencies, and slightly lower occupancy and rent growth for the remainder of the year.”

For 2023, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2022, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Signed (1)	October 2023*	October 2022	3Q23	3Q22
Signed New Lease Rates	(3.3)%	5.0%	0.1%	11.6%
Signed Renewal Rates	4.3%	9.4%	5.0%	11.5%
Signed Blended Lease Rates	(0.4)%	6.9%	2.5%	11.5%

New Lease and Renewal Data - Date Effective (2)	October 2023*	October 2022	3Q23	3Q22
Effective New Lease Rates	(2.5)%	7.7%	0.8%	14.0%
Effective Renewal Rates	4.7%	11.3%	5.9%	14.0%
Effective Blended Lease Rates	1.4%	9.5%	3.4%	14.0%
*Data as of October 25, 2023
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when signed.
(2) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.

Occupancy and Turnover Data	October 2023*	October 2022	3Q23	3Q22
Occupancy	94.9%	96.1%	95.6%	96.6%
Annualized Gross Turnover	48%	49%	62%	60%
Annualized Net Turnover	38%	41%	50%	52%
*Data as of October 25, 2023

Development Activity
During the quarter, lease-up was completed at Camden Tempe II in Tempe, AZ and leasing continued at Camden NoDa in Charlotte, NC. Additionally, leasing began at Camden Durham in Durham, NC and subsequent to quarter end at Camden Woodmill Creek in The Woodlands, TX.

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 10/25/2023
Camden NoDa	Charlotte, NC	387	$108.0	82%
Camden Durham	Durham, NC	420	145.0	6%
Camden Woodmill Creek	The Woodlands, TX	189	75.0	5%
Camden Village District	Raleigh, NC	369	138.0
Camden Long Meadow Farms	Richmond, TX	188	80.0
Total		1,553	$546.0

Liquidity Analysis
As of September 30, 2023, Camden had approximately $739.8 million of liquidity comprised of approximately $14.6 million in cash and cash equivalents, and $725.2 million of availability under its unsecured credit facility. At quarter-end, the Company had $180.6 million left to fund under its existing wholly-owned development pipeline.

Earnings Guidance
Camden updated its earnings guidance for 2023 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for fourth quarter 2023 as detailed below. Expected EPS excludes gains, if any, from future real estate transactions.

	4Q23	2023	2023 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.37 - $0.41	$2.03 - $2.07	$2.05	$2.12	$(0.07)
FFO	$1.70 - $1.74	$6.76 - $6.80	$6.78	$6.85	$(0.07)
Core FFO	$1.70 - $1.74	$6.79 - $6.83	$6.81	$6.88	$(0.07)

	2023
Updated Same Property Growth Guidance	Range	Midpoint	Prior	Change
Revenues	4.75% - 5.25%	5.00%	5.65%	(0.65)%
Expenses	6.25% - 6.75%	6.50%	6.85%	(0.35)%
NOI	3.70% - 4.70%	4.20%	5.00%	(0.80)%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2023 financial outlook including key assumptions for same property growth and a reconciliation of expected EPS to expected FFO and expected Core FFO are included in the financial tables accompanying this press release.

Conference Call

Friday, October 27, 2023 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061; Passcode: 9996059
Webcast: https://investors.camdenliving.com

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns and operates 172 properties containing 58,961 apartment homes across the United States. Upon completion of 5 properties currently under development, the Company’s portfolio will increase to 60,514 apartment homes in 177 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 16 consecutive years, most recently ranking #33. For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
OPERATING DATA

Property revenues (a)	$390,778	$373,772	$1,154,440	$1,046,847

Property expenses
Property operating and maintenance	91,011	84,649	264,038	234,504
Real estate taxes	49,094	48,182	148,345	136,448
Total property expenses	140,105	132,831	412,383	370,952

Non-property income
Fee and asset management	1,077	617	2,373	4,257
Interest and other income	64	88	557	2,881
Income/(loss) on deferred compensation plans	(3,339)	(6,275)	5,417	(28,450)
Total non-property income/(loss)	(2,198)	(5,570)	8,347	(21,312)

Other expenses
Property management	7,891	6,732	24,939	21,228
Fee and asset management	444	556	1,277	2,090
General and administrative	15,543	14,002	46,762	44,526
Interest	33,006	29,192	99,427	82,756
Depreciation and amortization	144,359	158,877	429,857	429,749
Expense/(benefit) on deferred compensation plans	(3,339)	(6,275)	5,417	(28,450)
Total other expenses	197,904	203,084	607,679	551,899

Loss on early retirement of debt	—	—	(2,513)	—
Gain on sale of operating property	—	—	48,919	36,372
Gain on acquisition of unconsolidated joint venture interests	—	—	—	474,146
Equity in income of joint ventures	—	—	—	3,048
Income from continuing operations before income taxes	50,571	32,287	189,131	616,250
Income tax expense	(752)	(737)	(2,753)	(2,213)
Net income	49,819	31,550	186,378	614,037
Less income allocated to non-controlling interests	(1,856)	(1,706)	(5,399)	(6,133)
Net income attributable to common shareholders	$47,963	$29,844	$180,979	$607,904

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$49,819	$31,550	$186,378	$614,037
Other comprehensive income
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	358	369	1,075	1,107
Comprehensive income	50,177	31,919	187,453	615,144
Less income allocated to non-controlling interests	(1,856)	(1,706)	(5,399)	(6,133)
Comprehensive income attributable to common shareholders	$48,321	$30,213	$182,054	$609,011

PER SHARE DATA

Total earnings per common share - basic	$0.44	$0.27	$1.66	$5.66
Total earnings per common share - diluted	0.44	0.27	1.66	5.62

Weighted average number of common shares outstanding:
Basic	108,683	108,466	108,638	107,314
Diluted	108,706	108,506	108,659	108,099

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended September 30, 2023, we recognized $390.8 million of property revenue which consisted of approximately $347.7 million of rental revenue and approximately $43.1 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $373.8 million recognized for the three months ended September 30, 2022, made up of approximately $332.1 million of rental revenue and approximately $41.7 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the nine months ended September 30, 2023, we recognized $1,154.4 million of property revenue which consisted of approximately $1,028.0 million of rental revenue and approximately $126.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to the $1,046.8 million of property revenue recognized for the nine months ended September 30, 2022, made up of approximately $929.9 million of rental revenue and approximately $116.9 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $10.5 million and $9.8 million for the three months ended September 30, 2023 and 2022, respectively and was $31.3 million and $27.5 million for the nine months ended September 30, 2023 and 2022, respectively.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$47,963	$29,844	$180,979	$607,904
Real estate depreciation and amortization	141,362	156,065	420,762	421,808
Adjustments for unconsolidated joint ventures	—	—	—	2,709
Income allocated to non-controlling interests	1,856	1,706	5,399	6,133
Gain on sale of operating property	—	—	(48,919)	(36,372)
Gain on acquisition of unconsolidated joint venture interests	—	—	—	(474,146)
Funds from operations	$191,181	$187,615	$558,221	$528,036

Plus: Casualty-related expenses, net of (recoveries)	(436)	1,406	503	1,657
Plus: Severance	—	—	—	896
Plus: Legal costs and settlements	—	—	84	555
Plus: Loss on early retirement of debt	—	—	2,513	—
Plus: Expensed development & other pursuit costs	—	—	471	—
Less: Net below market lease amortization	—	(3,442)	—	(7,745)
Less: Miscellaneous (income)/expense (a)	—	—	(364)	(2,071)
Core funds from operations	$190,745	$185,579	$561,428	$521,328

Less: recurring capitalized expenditures (b)	(26,554)	(26,001)	(65,167)	(61,682)

Core adjusted funds from operations	$164,191	$159,578	$496,261	$459,646

PER SHARE DATA
Funds from operations - diluted	$1.73	$1.70	$5.06	$4.85
Core funds from operations - diluted	1.73	1.69	5.09	4.78
Core adjusted funds from operations - diluted	1.49	1.45	4.50	4.22
Distributions declared per common share	1.00	0.94	3.00	2.82

Weighted average number of common shares outstanding:
FFO/Core FFO/Core AFFO - diluted	110,301	110,112	110,255	108,972

PROPERTY DATA
Total operating properties (end of period) (c)	172	171	172	171
Total operating apartment homes in operating properties (end of period) (c)	58,961	58,433	58,961	58,433
Total operating apartment homes (weighted average)	59,153	58,427	59,010	55,881

(a) Activity relates to proceeds from an earn-out from a previously sold technology investment.

(b) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(c) Includes joint ventures and properties held for sale, if any.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022
ASSETS
Real estate assets, at cost
Land	$1,732,804	$1,727,182	$1,722,881	$1,716,273	$1,706,396
Buildings and improvements	10,963,667	10,848,837	10,778,795	10,674,619	10,574,820
	12,696,471	12,576,019	12,501,676	12,390,892	12,281,216
Accumulated depreciation	(4,254,388)	(4,113,095)	(3,987,438)	(3,848,111)	(3,709,487)
Net operating real estate assets	8,442,083	8,462,924	8,514,238	8,542,781	8,571,729
Properties under development, including land	499,761	516,543	515,134	524,981	529,076
Total real estate assets	8,941,844	8,979,467	9,029,372	9,067,762	9,100,805
Accounts receivable – affiliates	12,057	12,121	12,121	13,364	13,258
Other assets, net (a)	237,594	239,958	226,394	229,371	231,645
Cash and cash equivalents	14,600	20,326	20,419	10,687	62,027
Restricted cash	8,369	8,531	6,863	6,751	6,390
Total assets	$9,214,464	$9,260,403	$9,295,169	$9,327,935	$9,414,125

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,323,057	$3,352,415	$3,232,682	$3,165,924	$3,173,198
Secured	330,071	330,015	515,134	514,989	514,843
Accounts payable and accrued expenses	211,759	192,613	191,468	211,370	212,558
Accrued real estate taxes	128,794	93,642	48,084	95,551	125,210
Distributions payable	110,463	110,465	110,444	103,628	103,620
Other liabilities (b)	175,341	189,711	193,804	179,552	176,334
Total liabilities	4,279,485	4,268,861	4,291,616	4,271,014	4,305,763

Equity
Common shares of beneficial interest	1,156	1,156	1,156	1,156	1,156
Additional paid-in capital	5,911,627	5,907,828	5,903,437	5,897,454	5,893,623
Distributions in excess of net income attributable to common shareholders	(727,117)	(666,218)	(648,457)	(581,532)	(525,127)
Treasury shares	(320,702)	(320,675)	(321,431)	(328,684)	(329,027)
Accumulated other comprehensive loss (c)	(699)	(1,057)	(1,415)	(1,774)	(2,632)
Total common equity	4,864,265	4,921,034	4,933,290	4,986,620	5,037,993
Non-controlling interests	70,714	70,508	70,263	70,301	70,369
Total equity	4,934,979	4,991,542	5,003,553	5,056,921	5,108,362
Total liabilities and equity	$9,214,464	$9,260,403	$9,295,169	$9,327,935	$9,414,125

(a) Includes net deferred charges of:	$6,481	$7,033	$7,710	$8,413	$8,961

(b) Includes deferred revenues of:	$1,167	$1,239	$1,348	$304	$331

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net loss on cash flow hedging activities.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains (or losses) from the sale of certain real estate assets (depreciable real estate), impairments of certain real estate assets (depreciable real estate), gains or losses from change in control, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of depreciable real estate, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies.

Core FFO

Core FFO represents FFO as further adjusted for items not considered part of our core business operations, such as casualty-related expenses, net of (recoveries), severance, legal costs and settlements, loss on early retirement of debt, expensed development and other pursuit costs, net below market lease amortization, and miscellaneous (income)/expense adjustments. We consider Core FFO to be a helpful supplemental measure of operating performance as it excludes not only depreciation expense of real estate assets, but it also excludes certain items which by their nature are not comparable period over period and therefore tends to obscure actual operating performance. Our definition of Core FFO may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs.

Core Adjusted FFO

In addition to FFO & Core FFO, we compute Core Adjusted FFO ("Core AFFO") as a supplemental measure of operating performance. Core AFFO is calculated utilizing Core FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to Core FFO and Core AFFO is provided below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net income attributable to common shareholders	$47,963	$29,844	$180,979	$607,904
Real estate depreciation and amortization	141,362	156,065	420,762	421,808
Adjustments for unconsolidated joint ventures	—	—	—	2,709
Income allocated to non-controlling interests	1,856	1,706	5,399	6,133
Gain on sale of operating property	—	—	(48,919)	(36,372)
Gain on acquisition of unconsolidated joint venture interests	—	—	—	(474,146)
Funds from operations	$191,181	$187,615	$558,221	$528,036

Plus: Casualty-related expenses, net of (recoveries)	(436)	1,406	503	1,657
Plus: Severance	—	—	—	896
Plus: Legal costs and settlements	—	—	84	555
Plus: Loss on early retirement of debt	—	—	2,513	—
Plus: Expensed development & other pursuit costs	—	—	471	—
Less: Net below market lease amortization	—	(3,442)	—	(7,745)
Less: Miscellaneous (income)/expense (a)	—	—	(364)	(2,071)
Core funds from operations	$190,745	$185,579	$561,428	$521,328

Less: recurring capitalized expenditures	(26,554)	(26,001)	(65,167)	(61,682)

Core adjusted funds from operations	$164,191	$159,578	$496,261	$459,646

Weighted average number of common shares outstanding:
EPS diluted	108,706	108,506	108,659	108,099
FFO/Core FFO/ Core AFFO diluted	110,301	110,112	110,255	108,972
a) Activity relates to proceeds from an earn-out from a previously sold technology investment

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Reconciliation of FFO, Core FFO, and Core AFFO per share

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Total Earnings Per Common Share - Diluted	$0.44	$0.27	$1.66	$5.62
Real estate depreciation and amortization	1.27	1.42	3.79	3.84
Adjustments for unconsolidated joint ventures	—	—	—	0.02
Income allocated to non-controlling interests	0.02	0.01	0.05	0.05
Gain on sale of operating property	—	—	(0.44)	(0.33)
Gain on acquisition of unconsolidated joint venture interests	—	—	—	(4.35)
FFO per common share - Diluted	$1.73	$1.70	$5.06	$4.85

Plus: Casualty-related expenses, net of (recoveries)	—	0.01	—	0.02
Plus: Severance	—	—	—	—
Plus: Legal costs and settlements	—	—	—	—
Plus: Loss on early retirement of debt	—	—	0.03	—
Plus: Expensed development & other pursuit costs	—	—	—	—
Less: Net below market lease amortization	—	(0.02)	—	(0.07)
Less: Miscellaneous (income)/expense (a)	—	—	—	(0.02)
Core FFO per common share - Diluted	$1.73	$1.69	$5.09	$4.78

Less: recurring capitalized expenditures	(0.24)	(0.24)	(0.59)	(0.56)

Core AFFO per common share - Diluted	$1.49	$1.45	$4.50	$4.22

Expected FFO & Core FFO

Expected FFO and Core FFO is calculated in a method consistent with historical FFO and Core FFO, and is considered appropriate supplemental measures of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, from real estate transactions not sold as of quarter close due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO and expected Core FFO per diluted share is provided below:

	4Q23	Range	2023	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.37	$0.41	$2.03	$2.07
Expected real estate depreciation and amortization	1.32	1.32	5.11	5.11
Expected income allocated to non-controlling interests	0.01	0.01	0.06	0.06
Reported (gain) on sale of operating properties	—	—	(0.44)	(0.44)
Expected FFO per share - diluted	$1.70	$1.74	$6.76	$6.80
Anticipated Adjustments to FFO	—	—	0.03	0.03
Expected Core FFO per share - diluted	$1.70	$1.74	$6.79	$6.83

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11 of the supplement. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. Our definition of NOI may differ from other REITs and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of net income to net operating income is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
Net income	$49,819	$31,550	$186,378	$614,037
Less: Fee and asset management income	(1,077)	(617)	(2,373)	(4,257)
Less: Interest and other income	(64)	(88)	(557)	(2,881)
Less: Income/(loss) on deferred compensation plans	3,339	6,275	(5,417)	28,450
Plus: Property management expense	7,891	6,732	24,939	21,228
Plus: Fee and asset management expense	444	556	1,277	2,090
Plus: General and administrative expense	15,543	14,002	46,762	44,526
Plus: Interest expense	33,006	29,192	99,427	82,756
Plus: Depreciation and amortization expense	144,359	158,877	429,857	429,749
Plus: Expense/(benefit) on deferred compensation plans	(3,339)	(6,275)	5,417	(28,450)
Plus: Loss on early retirement of debt	—	—	2,513	—
Less: Gain on sale of operating property	—	—	(48,919)	(36,372)
Less: Gain on acquisition of unconsolidated joint venture interests	—	—	—	(474,146)
Less: Equity in income of joint ventures	—	—	—	(3,048)
Plus: Income tax expense	752	737	2,753	2,213
NOI	$250,673	$240,941	$742,057	$675,895

"Same Property" Communities	$206,367	$199,455	$612,826	$578,919
Non-"Same Property" Communities	41,483	37,141	122,000	84,189
Development and Lease-Up Communities	907	(5)	1,353	3
Disposition/Other	1,916	4,350	5,878	12,784
NOI	$250,673	$240,941	$742,057	$675,895

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

EBITDAre and Adjusted EBITDAre

Earnings Before Interest, Taxes, Depreciation, and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre are supplemental measures of our financial performance. EBITDAre is calculated in accordance with the definition adopted by NAREIT as earnings before interest, taxes, depreciation and amortization plus or minus losses and gains on the disposition of depreciated property, including gains (losses) on change of control, plus impairment write-downs of depreciated property with adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures.

Adjusted EBITDAre represents EBITDAre as further adjusted for non-core items. Adjusted EBITDAre excludes equity in (income) loss of joint ventures, (gain) loss on land, and loss on early retirement of debt. The Company considers EBITDAre and Adjusted EBITDAre to be appropriate supplemental measures of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter result and by 1.33 for nine month results. A reconciliation of net income to EBITDAre and adjusted EBITDAre is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
Net income	$49,819	$31,550	$186,378	$614,037
Plus: Interest expense	33,006	29,192	99,427	82,756
Plus: Depreciation and amortization expense	144,359	158,877	429,857	429,749
Plus: Income tax expense	752	737	2,753	2,213
Less: Gain on sale of operating property	—	—	(48,919)	(36,372)
Less: Gain on acquisition of unconsolidated joint venture interests	—	—	—	(474,146)
EBITDAre	$227,936	$220,356	$669,496	$618,237
Plus: Loss on early retirement of debt	—	—	2,513	—
Plus: Casualty-related expenses, net of (recoveries)	(436)	1,406	503	1,657
Plus: Severance	—	—	—	896
Plus: Legal costs and settlements	—	—	84	555
Plus: Expensed development & other pursuit costs	—	—	471	—
Less: Equity in income of joint ventures	—	—	—	(3,048)
Less: Net below market lease amortization	—	(3,442)	—	(7,745)
Less: Miscellaneous (income)/expense (a)	—	—	(364)	(2,071)
Adjusted EBITDAre	$227,500	$218,320	$672,703	$608,481
Annualized Adjusted EBITDAre	$910,000	$873,280	$896,937	$811,308

Net Debt to Annualized Adjusted EBITDAre

The Company believes Net Debt to Annualized Adjusted EBITDAre to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDAre for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
Unsecured notes payable	$3,374,176	$3,211,216	$3,336,040	$3,260,272
Secured notes payable	330,052	514,795	412,290	343,148
Total debt	3,704,228	3,726,011	3,748,330	3,603,420
Less: Cash and cash equivalents	(8,338)	(29,853)	(8,546)	(250,438)
Net debt	$3,695,890	$3,696,158	$3,739,784	$3,352,982

Net Debt to Annualized Adjusted EBITDAre:

	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
Net debt	$3,695,890	$3,696,158	$3,739,784	$3,352,982
Annualized Adjusted EBITDAre	910,000	873,280	896,937	811,308
Net Debt to Annualized Adjusted EBITDAre	4.1x	4.2x	4.2x	4.1x